                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                     SCUDDER AARP MANAGED INVESTMENT FUND
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[AARP LOGO]


                                                                  September 1997


                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                                 IMPORTANT NEWS
                         FOR SCUDDER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

                         Q & A:  QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?


A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. A vote is also being sought to approve a member services agreement with AARP Financial Services Corporation that is substantially identical to the current member services agreement. The following pages give you additional information about Zurich, the proposed new investment management agreement, the proposed new member services agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR these proposals.


Q.  WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW
     INVESTMENT MANAGEMENT AGREEMENT?


A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires shareholder approval of a new investment management agreement with your Fund.


Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A
     FUND SHAREHOLDER?


A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management and member services agreements are the same in all material respects as the current agreements. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect over the years. If shareholders do not approve the new investment management agreement and member services agreement, the current investment management agreement and member services agreement will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.



                                                                    AARP managed

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT AND MEMBER SERVICES FEES
     BE THE SAME?


A. Yes, the fees paid by your Fund for these services will remain the same. (Please note that Scudder, not the Funds, pays the member services fees. This will not change).


Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?


A. In order to save your Fund the expense of a subsequent meeting, a vote is being sought for an amendment to the Declaration of Trust applicable to your Fund to reflect regulatory and industry developments, and for the revision of certain investment policies which can only be changed by shareholder vote and to simplify and modernize such policies. In addition, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, although there are no current plans to effect such a conversion. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.


Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND
     THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?


A.  Please call an AARP mutual fund representative at 1-800-253-2277.


Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.


               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                  [AARP LOGO]


For more information, please call an AARP mutual fund representative at 1-800-253-2277.



                                                                    AARP managed

                                                         Two International Place
                                                     Boston, Massachusetts 02110

                                                                  1-800-253-2277


                            AARP MANAGED INVESTMENT
                                PORTFOLIOS TRUST

                                                               September 5, 1997

Dear Shareholder:


     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.


     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.


     - The Non-interested Trustees of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.


     Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

/s/ Linda S. Coughlin

Linda C. Coughlin
Chairman

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     Please take notice that a Special Meeting of Shareholders of AARP Managed Investment Portfolios Trust (the "Trust"), the series of which are AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio (each a "Fund" and, collectively, the "Funds") is to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 22, 1997, at 9:30 a.m., Eastern time, for the following purposes:



          (1) To approve or disapprove a new investment management agreement between each Fund and Scudder Kemper Investments, Inc.;



          (2) For each Fund, to approve or disapprove a new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;


          (3)  To elect Trustees;

          (4) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;


          (5) To approve or disapprove certain amendments to the Declaration of Trust;



          (6) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and



          (7) To ratify or reject the selection of Price Waterhouse LLP as the independent accountants for each Fund for each Fund's current fiscal year.


     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of beneficial interest of each Fund at the close of business on August 22, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to the Trust or, where applicable, one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.


                                              By order of the Board of Trustees,


                                                            /s/ Kathryn L. Quirk

                                                                Kathryn L. Quirk

                                                                       Secretary

September 5, 1997



IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of AARP Managed Investment Portfolios Trust (the "Trust"), the series of which are the AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio (each a "Fund" and, collectively, the "Funds"), for use at the Special Meeting of Shareholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)



     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about September 5, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in this Proxy Statement.


     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum with respect to those proposals for which there is represented a sufficient number of votes in favor. Actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


     Proposals 1, 2 and 6 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 3 requires the affirmative vote of a plurality of the shares of the Trust voting at the Special Meeting. The requisite vote for Proposals 4 and 5 is governed by the applicable Declaration of Trust. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 5 requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote. Approval of Proposal 7 requires the affirmative vote of a majority of the shares of each Fund voting at the Special Meeting.



     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 2, 4 and 6, which require the approval of a specified percentage of the outstanding shares of each Fund and Proposal 5, which requires the approval of a specified percentage of the outstanding shares of the Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 1, 2 and 6. Broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 3 and 7, which require the approval of a plurality of the shares of the Trust and a majority of the shares of each Fund, respectively, voting at the Special Meeting.



     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 2, 4, 6 and 7; and Shareholders of the Trust will vote together on proposals 3 and 5. The following table summarizes those voting requirements:



                                    SHAREHOLDERS ENTITLED               VOTE REQUIRED
                                           TO VOTE                       FOR APPROVAL
                                ------------------------------  ------------------------------
Proposal 1                      Shareholders of each Fund vote  Approved by a "majority of the
(Approval of new Investment     separately                      outstanding voting securities"
Management Agreement)                                           of each Fund

Proposal 2                      Shareholders of each Fund vote  Approved by a "majority of the
(Approval of new Member         separately                      outstanding voting securities"
Services Agreement)                                             of each Fund

Proposal 3                      Shareholders of the Trust vote  Each nominee must be elected
(Election of Trustees)          together for each nominee       by a plurality of the shares
                                (shareholders of both Funds     voting at the Special Meeting
                                vote together as a single
                                class)

Proposal 4                      Shareholders of each Fund vote  Approved by a majority of the
(Approval of discretionary      separately                      shares of each Fund
authority to convert to
master/feeder fund structure)

Proposal 5                      Shareholders of the Trust vote  Approved by the vote of two-
(Approval of amendments to the  together (shareholders of both  thirds of the shares of the
Declaration of Trust)           Funds vote together as a        Trust outstanding and entitled
                                single class)                   to vote

Proposal 6                      Shareholders of each Fund vote  Approved by a "majority of the
(Approval of the revision of    separately                      outstanding voting securities"
certain fundamental investment                                  of each Fund
policies)

Proposal 7                      Shareholders of each Fund vote  Approved by a majority of the
(Ratification of selection of   separately                      shares of each Fund voting at
Accountants)                                                    the Special Meeting

     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 22, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997.


                                                                     NUMBER OF SHARES OUTSTANDING
                           NAME OF FUND                                  AS OF JUNE 30, 1997
-------------------------------------------------------------------  ----------------------------
AARP Diversified Income Portfolio                                              2,195,915
AARP Diversified Growth Portfolio                                              2,221,278



     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-253-2277 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.


                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION


     Scudder acts as the investment adviser to, and manager and administrator for, each Fund pursuant to an investment management agreement entered into by the Trust, on behalf of its Funds, and Scudder (the "Current Investment Management Agreement") (Scudder is sometimes referred to in this Proxy Statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.



     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (the "New Investment Management Agreement" together with the Current Investment Management Agreement, the "Investment Management Agreement") between the Trust and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUNDS IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.



BOARD OF TRUSTEES' RECOMMENDATION



     On August 20, 1997, the Board of the Trust, including the Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) (the "Non-interested Trustees")
of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to shareholders.


     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees' Evaluation" below.


     The Board of the Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for the Funds.


BOARD OF TRUSTEES' EVALUATION


     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of the Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.


     Scudder subsequently furnished the Non-interested Trustees with additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.



     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees that Scudder currently intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.



     The Board of the Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 3: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 3: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensa-tion as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.


     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.


     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.


     On August 20, 1997, the Trustees of the Trust, including the Non-interested Trustees of the Trust, approved the New Investment Management Agreement.


INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH


     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.


     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.


     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.


     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.


     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.


     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trust by Scudder, and the information set forth below concerning Zurich has been provided to the Trust by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically,

Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

     Under the Current Investment Management Agreement, Scudder provides the Trust on behalf of each of its Funds with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     The Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and each Fund's other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trust's Board of Trustees.

     The Current Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of the Funds except those expenses specifically allocated to the Investment Manager in the Current Investment Management Agreement and under the Special

Servicing Agreement ("Service Agreement") among the Investment Manager, the Trust, AARP Financial Services Company, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc., and the various funds in which the Trust's Funds may invest ("Underlying Funds"). Under the Service Agreement, the Investment Manager is responsible for arranging all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and AARP Financial Services Company to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Fund of the Trust. Under the Current Investment Management Agreement, the Investment Manager is not required to pay any expenses of any activity primarily intended to result in the sale of Fund securities if and to the extent that (i) the expenses are to be borne by a principal underwriter acting as the distributor; (ii) the Fund has adopted a Rule 12b-1 Plan providing for the assumption of some or all of those expenses; or (iii) the expenses are required to be borne by Scudder pursuant to the Investment Company Services Agreement dated October 9, 1984 among the American Association of Retired Persons, AARP/Scudder Financial Management Company and the Investment Manager.


     Each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisers or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Trust subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the Trust's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     The Investment Manager does not receive a fee for its services under the Current Investment Management Agreement since the Investment Manager expects to receive additional compensation under investment management agreements currently in effect between the Investment Manager and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investment in the Underlying Funds by the Funds.


     As of June 30, 1997, the AARP Diversified Income Portfolio had net assets of $34,230,022.69 and the AARP Diversified Growth Portfolio had net assets of $36,411,937.60.


     The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate the Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of the Current Investment Management Agreement, the date when the Current Investment Management Agreement was last approved by the Trustees and the shareholders of such Fund, and the date to which the Current Investment Management Agreement was last continued. The Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.


                                                        DATE OF
                                                        CURRENT
                                                       INVESTMENT        LAST APPROVED BY
                                          COMMENCED    MANAGEMENT    ------------------------        DATE
             NAME OF FUND                 OPERATIONS   AGREEMENT     TRUSTEES    SHAREHOLDERS    CONTINUED TO
---------------------------------------   ---------    ----------    --------    ------------    ------------
AARP Diversified Income Portfolio           2/1/97       2/1/97       8/20/97       1/30/97         8/31/98
Portfolio AARP Diversified Growth
  Portfolio                                 2/1/97       2/1/97       8/20/97       1/30/97         8/31/98

THE NEW INVESTMENT MANAGEMENT AGREEMENT


     The New Investment Management Agreement for the Funds will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the same date as would the Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees cast in person at a meeting called for such purpose. In the event that shareholders of each Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Fund will take such action, if any, as it deems to be in the best interests of such Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.


DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENT


     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration.



     For example, the New Investment Management Agreement clarifies that purchase and sale opportunities that are suitable for more than one client of the Investment Manager will be allocated by the Investment Manager in an equitable manner. Other conforming changes include: the addition of a provision acknowledging the Investment Manager's ability to waive all or a portion of its fee; and the addition of a provision replacing New York with Massachusetts as the jurisdiction whose laws will govern the New Investment Management Agreement.


INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     As stated above, Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key).x The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.


     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.


     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.



     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.


                                                                  AGGREGATE FEE    AGGREGATE FEE    AGGREGATE FEE
                                                                  PAID TO SFAC      PAID TO SSC      PAID TO STC
                                                                   DURING LAST      DURING LAST      DURING LAST
                 NAME OF FUND                     FISCAL YEAR*     FISCAL YEAR      FISCAL YEAR      FISCAL YEAR
-----------------------------------------------   ------------    -------------    -------------    -------------
AARP Diversified Income Portfolio                      9/30/97       $15,625          $37,339            $ 0
AARP Diversified Growth Portfolio                      9/30/97       $15,625          $37,993            $ 0

------------------------------
* Since the Trust has not completed its first full year of operations, fee information provided in the above table is estimated for the current fiscal year based upon payments made during the period from February 1, 1997 (commencement of operations) through June 30, 1997.

     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreement is approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

------------------------------

x

* Two International Place, Boston, Massachusetts

# 345 Park Avenue, New York, New York

+ 101 California Street, San Francisco, California

@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE


     Approval of the New Investment Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Fund. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of this Proposal 1.


                    PROPOSAL 2:  APPROVAL OR DISAPPROVAL OF
                         NEW MEMBER SERVICES AGREEMENT


     AARP Financial Services Corporation ("AFSC") provides services to the Trust, and to the Funds, pursuant to a Member Services Agreement ("Current Agreement") with Scudder, Stevens & Clark, Inc. ("Scudder"), dated February 1, 1997. The Current Agreement was approved by shareholders of each Fund at a meeting held January 30, 1997. By its terms, the Current Agreement has become applicable to subsequently-established Funds of the Trust, as well.



     The Current Agreement provides that it may not be assigned by either party and may be amended only with approval by a majority of the Trustees, a majority of the Non-Interested Trustees and a majority of the outstanding voting securities of each Fund. Because the Transactions described in Proposal 1 would result in an assignment of the Current Agreement by Scudder, shareholders are being asked to approve a new Member Services Agreement ("New Agreement") that is substantially identical to the Current Agreement, except that the New Agreement will be between AFSC and Scudder Kemper, instead of Scudder. The New Agreement was approved by majorities of the Board of Trustees and of the Non-Interested Trustees at a meeting held August 20, 1997. The form of New Agreement is attached as Exhibit C and the descriptions of its terms in this section is qualified in its entirety by reference to Exhibit C.


TERMS OF THE AGREEMENT

     Under the Current Agreement and the New Agreement ("Agreements"), AFSC provides advice and services to Scudder (or Scudder Kemper, as applicable,) aimed at assuring that the Funds in the Trust and the various products and services offered by the Trust are tailored to the needs of the AARP membership. AFSC's services include: providing "seed money" for the Funds; making AARP directors, officers and staff available to assist in operating the Trust and to serve as Trustees and officers of the Trust; and facilitating communications with the AARP membership by, among other things, providing the Trust with AARP membership lists and access to AARP publications for advertising.

     Under a separate Member Services Agreement between Scudder and AFSC, Scudder pays AFSC monthly fees at an annual rate of .07 of 1% of the average daily net assets of all Funds in AARP Cash Investment Funds, AARP Tax Free Income Trust, AARP Income Trust and AARP Growth Trust ("Original Trusts"). Such fees for any month with respect to assets in excess of $6 billion in those Funds will be at the annual rate of .06 of 1% of the average daily net assets of the Funds, while for any month in which assets of those Funds exceeds $16 billion, the rate will be .05 of 1% for assets in excess of $16 billion. Recognizing that assets of the Funds are invested in the Funds covered by the separate agreement regarding the Original Trusts, the Agreements provide that no additional fee shall be paid to Scudder (or Scudder Kemper) regarding assets in the Funds. Fees paid to AFSC under the separate agreement regarding the Original Trusts for the fiscal year ended September 30, 1996 were $8,179,069.74.

     Each of the Agreements provides that it will continue in effect from year to year with respect to any particular Fund provided it is approved at least annually by a majority of the Non-Interested Trustees with respect to that Fund and by a majority of the Trustees or of that Fund's outstanding voting securities. If the Agreement is not approved by a Fund, it will not take effect with respect to that Fund, but will take effect for any Fund as to which it is approved. Each Agreement may be terminated, on 60 days' notice and without penalty, by AFSC, Scudder (or Scudder Kemper), by the Trustees, or, with respect to any Fund or Trust, by vote of a majority of the outstanding voting securities of that Fund or of each Fund of the Trust, as applicable.

     In determining to approve the New Agreement and to recommend that shareholders of the Trust also approve it, the Trustees reviewed the nature and quality of services provided to the Trust by AFSC and the value of those services to the Trust. In evaluating the level of fees paid and payable under the Agreements, they also considered that benefits, in addition to the fees, might flow to AFSC from its association with the Trust. They reviewed factors that had led them to recommend the separate agreement to shareholders of the Original Trusts for approval at the shareholders meeting of the Original Trusts held January 13, 1994, to reapprove that agreement annually, and to approve the Current Agreement, and considered whether any additional matters should be reviewed, in light of subsequent experience.

REQUIRED VOTE


     Approval of the New Agreement with respect to each Fund requires approval by a "majority of the outstanding voting securities," as defined above, of that Fund. The Trustees of the Trust recommend that shareholders of each Fund vote in favor of this Proposal 2.


                        PROPOSAL 3: ELECTION OF TRUSTEES


     At the Special Meeting, twelve Trustees are to be elected to constitute the Board of the Trust. For election of Trustees at the Special Meeting, the Board of Trustees has approved the nomination of the following individuals: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Esther Canja, Linda C. Coughlin, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George L. Maddox, Jr., Robert J. Myers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.


     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of each Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:


                                                                                                             YEAR
                                                                                                            FIRST
                                            PRESENT OFFICE WITH THE TRUST, IF ANY, PRINCIPAL               BECAME A
          NAME (AGE)                           OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS                  TRUSTEE
------------------------------- -------------------------------------------------------------------------  --------
CAROLE LEWIS ANDERSON(52)       Trustee.  Principal, Suburban Capital Markets, Inc.; President, MASDUN       1995
                                Capital Advisors; Directors, VICORP Restaurants, Inc.; Trustee, Hasbro
                                Children's Foundation; Trustee, Mary Baldwin College (resigned 1997);
                                Member of the Board of Directors of Association for Corporate Growth
                                (resigned 1996) and CREW, Commercial Women in Real Estate (resigned,
                                1995). Ms. Anderson serves on the Boards of an additional 4 Trusts whose
                                Funds are advised by Scudder.
ADELAIDE ATTARD (67)            Trustee.  Gerontology Consultant; Member, New York City Department of        1984
                                Aging Advisory Council -- Appointed by Mayor; Board Member, American
                                Association on International Aging; Commissioner, County of Nassau, New
                                York, Dept. of Senior Citizen Affairs (resigned 1991); Chairperson,
                                Federal Council on Aging (resigned 1986). Ms. Attard serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
ROBERT N. BUTLER, M.D. (70)     Trustee.  Director, International Longevity Center and Professor of          1984
                                Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department
                                of Geriatrics and Adult Development, Mount Sinai Medical Center;
                                Director, National Institute on Aging, National Institute of Health
                                (resigned 1982). Dr. Butler serves on the Boards of an additional 4
                                Trusts whose Funds are advised by Scudder.
ESTHER CANJA (70)*              Trustee.  Vice President, American Association of Retired Persons;           1996
                                Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison,
                                National Volunteer Leadership Network Advisory Committee; Chair, Board
                                Operations Committee; AARP State Director of Florida (resigned 1992). Ms.
                                Canja serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
LINDA C. COUGHLIN*(45)          Chairman of the Board and Trustee.  Managing Director of Scudder, Stevens    1991
                                & Clark, Inc.; Director, New Canaan Nature Center and Women Express, Inc.
                                Ms. Coughlin serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
EDGAR R. FIEDLER* (68)          Trustee.  Senior Fellow and Economic Counsellor, The Conference Board,       1984
                                Inc.; Formerly Assistant Secretary of the Treasury for Economic Policy;
                                Director, The Stanley Works; Harris Insight Funds; Emerging Mexico Fund;
                                and Director, Zurich-American Insurance Company (resigned 1997). Mr.
                                Fiedler serves on the Boards of an additional 8 Trusts or Corporations whose Funds are advised by Scudder.
LT. GEN. EUGENE P. FORRESTER    Trustee.  Lt. General (Retired), U.S. Army; International Trade              1984
(71)                            Counselor; Consultant. Lt. Gen. Forrester serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
GEORGE L. MADDOX, JR. (72)      Trustee.  Professor Emeritus and Director, Long Term Care Resources          1984
                                Program, Duke University Medical Center; Professor Emeritus of Sociology,
                                Departments of Sociology and Psychiatry, Duke University. Mr. Maddox
                                serves on the Boards of an additional 4 Trusts whose Funds are advised by
                                Scudder.
ROBERT J. MYERS (85)            Trustee.  Trustee: NASL Series Trust, Inc. and North American Funds,         1984
                                Inc.; Member, Prospective Payment Assessment Commission; Chairman,
                                Commission on Railroad Retirement Reform (resigned 1990); Deputy
                                Commissioner, Social Security Administration (resigned 1982); Member,
                                National Commission on Social Security (resigned 1981); Executive
                                Director, National Commission on Social Security Reform (resigned 1983);
                                Mr. Myers serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
JAMES H. SCHULZ (61)            Trustee.  Professor of Economics and Kirstein Professor of Aging Policy,     1984
                                Policy Center on Aging, Florence Heller School, Brandeis University. Mr.
                                Schulz serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
GORDON SHILLINGLAW (72)         Trustee.  Professor Emeritus of Accounting, Columbia University Graduate     1984
                                School of Business. Mr. Shillinglaw serves on the Boards of an additional
                                8 Trusts or Corporations whose Funds are advised by Scudder.

                                                                                                             YEAR
                                                                                                            FIRST
                                            PRESENT OFFICE WITH THE TRUST, IF ANY, PRINCIPAL               BECAME A
          NAME (AGE)                           OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS                  TRUSTEE
------------------------------- -------------------------------------------------------------------------  --------
JEAN GLEASON STROMBERG (54)     Consultant; Director, Financial Institutions Issues, U.S. General            N/A
                                Accounting Office; Partner, Fulbright & Jaworski (law firm) (resigned
                                1996).


------------------------------

* Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Trust, its investment manager or AARP because of their employment by the Investment Manager or AARP and, in some cases, holding offices with the Trust. Although Mr. Fiedler is currently not an "interested person" he may be deemed to be so in the future by the Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich or any of its subsidiaries since that date.


CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:

                                                                                                           YEAR FIRST
                                           PRESENT OFFICE WITH THE TRUST, IF ANY, PRINCIPAL                 BECAME A
         NAME (AGE)                           OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS                    TRUSTEE
---------------------------- ----------------------------------------------------------------------------  ----------
HORACE B. DEETS* (59)        Vice Chairman of the Board and Trustee.  Executive Director, American            1988
                             Association of Retired Persons. Mr. Deets serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.
CUYLER W. FINDLAY* (64)      Trustee.  Advisory Managing Director of Scudder, Stevens & Clark, Inc. Mr.       1984
                             Findlay serves on the Boards of an additional 4 Trusts whose Funds are advised by Scudder.

------------------------------
* Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Trust, its investment manager or AARP because of their employment by the Investment Manager or AARP and, in some cases, holding offices with the Trust.

     As of June 30, 1997, no nominees to or Trustees of the Trust owned directly or beneficially any shares of the Funds.

     To the best of the Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares except as stated above.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS


     The Board of Trustees of the Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder or AARP. These Non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.



     The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues. The Board of Trustees met five times during fiscal year 1996.


     The Board of the Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

AUDIT COMMITTEE


     The Board of the Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices. The Audit Committee met once during fiscal year 1996.


COMMITTEE ON INDEPENDENT TRUSTEES

     The Board of the Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.


     During fiscal year 1996, each then current Trustee attended at least 75% of the total number of meetings of each Board and committee on which he or she served as regular members that were held during that period. The Committee on Independent Trustees met twice during fiscal year 1996.


EXECUTIVE OFFICERS

     The following persons are Executive Officers of the Trust:

                                                                                                YEAR
                                                                                                FIRST
                                              PRESENT OFFICE WITH THE TRUST;                  BECAME AN
         NAME (AGE)                        PRINCIPAL OCCUPATION OR EMPLOYMENT(1)              OFFICER(2)
-----------------------------  -------------------------------------------------------------  ---------
Thomas W. Joseph (58)          Vice President; Principal of Scudder, Stevens & Clark, Inc.       1996
David S. Lee (63)              Vice President and Assistant Treasurer; Managing Director of      1996
                               Scudder, Stevens & Clark, Inc.
Thomas F. McDonough (50)       Vice President and Assistant Secretary; Principal of Scudder,     1996
                               Stevens & Clark, Inc.
Pamela A. McGrath (43)         Vice President and Treasurer; Managing Director of Scudder,       1996
                               Stevens & Clark, Inc.
Edward J. O'Connell (52)       Vice President and Assistant Treasurer; Principal of Scudder,     1996
                               Stevens & Clark, Inc.
James W. Pasman (45)           Vice President; Principal of Scudder Stevens & Clark, Inc.        1996
Kathryn L. Quirk (44)          Vice President and Secretary; Managing Director of Scudder,       1996
                               Stevens & Clark, Inc.
Howard S. Schneider (40)       Vice President; Managing Director of Scudder, Stevens &           1996
                               Clark, Inc.
Cornelia M. Small (53)         President; Managing Director of Scudder Stevens & Clark, Inc.     1996

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS


     The Trust pays each of its Non-interested Trustees an annual Trustee's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Trust business.

     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives no management fee for its services. Several of the Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings.


     The following Compensation Table provides in tabular form the following data:

          Column (1) All Trustees who receive compensation from the Trust.

          Column (2) Estimated aggregate compensation received by each Trustee of the Trust for the current fiscal year.

          Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.


     The Trustees do not receive any pension or retirement benefits from the Trust, unless otherwise noted.


                               COMPENSATION TABLE


                                                   (2)
                                         AGGREGATE COMPENSATION
                                         -----------------------               (3)
                                                                     TOTAL COMPENSATION FROM
        (1)                              AARP MANAGED INVESTMENT       THE TRUST AND FUND
                NAME OF TRUSTEE             PORTFOLIOS TRUST*        COMPLEX PAID TO TRUSTEE
        -------------------------------  -----------------------     -----------------------
        Carole L. Anderson                       $ 2,867                    $  17,381
                                                                             (9 funds)
        Adelaide Attard                          $ 2,867                    $  25,731
                                                                             (9 funds)
        Robert N. Butler, M.D.                   $ 1,717                    $  23,728
                                                                             (9 funds)
        Edgar R. Fiedler                         $ 2,867                    $ 108,084**
                                                                            (20 funds)
        Eugene P. Forrester                      $ 3,027                    $  19,666
                                                                             (9 funds)
        George L. Maddox, Jr.                    $ 3,027                    $  19,666
                                                                             (9 funds)
        Robert J. Myers                          $ 3,027                    $  28,611
                                                                             (9 funds)
        James H. Schulz                          $ 2,867                    $  26,001
                                                                             (9 funds)
        Gordon Shillinglaw                       $ 3,027                    $ 119,919
                                                                            (19 funds)


------------------------------
 * Since the Trust, the series of which are AARP Diversified Income Portfolio and AARP Diversified Growth Portfolio, has not completed its first full year of operations, compensation information provided in the above table is estimated for the current fiscal year based upon payments made during the period from February 1, 1997 (commencement of operations) through June 30, 1997.


** As of December 31, 1996, Mr. Fiedler had a total of $420,490 accrued over a number of years in a deferred compensation program for serving on the Board of Directors of Scudder Institutional Fund, Inc. and Scudder Fund, Inc.


REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of the Trust cast at the Special Meeting in person or by proxy. This means that the twelve nominees receiving the largest number of votes will be elected. The Trustees of the Trust recommend that the shareholders of the Trust vote in favor of each of the nominees listed in this Proposal 3.

                     PROPOSAL 4: APPROVAL OR DISAPPROVAL OF
                     THE BOARD'S DISCRETIONARY AUTHORITY TO
                 CONVERT EACH FUND TO A MASTER-FEEDER STRUCTURE


     If this Proposal 4 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder fund structure as described below, and in that case cause the Fund to do so without further approval by shareholders. While converting a Fund to a master/feeder fund structure may be desirable given the right opportunity, there are no current plans to effect such a conversion.


     A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


     Under the Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of the Trust's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund. In addition, because of the special provisions of the 1940 Act relating to a "fund of funds," regulatory approval may be required for any Fund to convert to a master/feeder structure. There is no assurance that such approval, if sought, would be granted.


     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.


     Management of the Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder fund level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders after consideration of all relevant factors, including the relative fund expenses associated with a master/feeder fund structure.


     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in a portfolio of investments in accordance with its investment objective and policies.


REQUIRED VOTE

     Shareholders of each Fund will vote separately with respect to this Proposal 4. Approval of this Proposal 4 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of the Trust recommend that shareholders of each Fund vote in favor of this Proposal 4.

                     PROPOSAL 5: APPROVAL OR DISAPPROVAL OF

                     AMENDMENTS TO THE DECLARATION OF TRUST



     Changes in regulatory developments in the investment company industry have occurred since the current form of the Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 1 requires the holding of this Special Meeting, the Trustees of the Trust have determined to seek at the same time shareholder approval of amendments to the Declaration of Trust (with such amendments, the "Amended Declaration") designed to reflect these changes and developments. The principal changes in the current Declaration of Trust that would be effected by shareholder approval of the Amended Declaration are described below. A copy of the amendments to the Declaration of Trust is attached to this proxy statement as Exhibit D.



     MASTER/FEEDER STRUCTURE. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" fund structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of the Amended Declaration would grant to the Trustees power which is similar to that included in Proposal 4, but differs from it as described in the next paragraph.



     A master/feeder fund structure is described in Proposal 4. Management of the Trust believes the Trustees currently have the power to enter into a master/feeder fund structure, although a conservative interpretation of the current Declaration of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of a Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in the Amended Declaration to enter into a master/feeder fund structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder fund structure sought in Proposal 4 primarily in that a power contained in any trust's declaration of trust is effective in perpetuity unless the declaration of trust is amended or terminated. Thus, if Proposal 4 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder fund structure would nevertheless continue under proposed Section 2.2(i) of the Amended Declaration, if approved.



     SHAREHOLDER VOTING. Under the Amended Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Declaration of Trust and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. The Amended Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.

REQUIRED VOTE


     Approval of this Proposal 5 requires the vote of two-thirds of the shares of the Trust outstanding and entitled to vote. If the shareholders of the Trust fail to approve this Proposal 5, the Trust's current Declaration of Trust would not be amended as described in this Proposal 5. The Trustees of the Trust recommend that the shareholders of the Trust vote in favor of this Proposal 5.



             PROPOSAL 6: APPROVAL OR DISAPPROVAL OF THE REVISION OF

                    CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trusts on behalf of their Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.


     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit E. Each Fund's current fundamental investment policies are set forth in Exhibit F.



     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a material way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. The policies with respect to diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail. Under such new policies, the limitation on each Fund would, therefore, be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff rather than the express terms of the policies.


     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

PROPOSAL 6.1: DIVERSIFICATION


     Each Fund is a "diversified" fund under the 1940 Act. Under its current diversification policy, each Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities, cash and cash equivalents and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for either of the Funds.

PROPOSAL 6.2: BORROWING


     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and not for investment purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to either Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy, except to the extent that reverse repurchase agreements would not be subject, under the proposed policy, to the 300% asset coverage requirement. Consequently, the proposed policy would permit a Fund to engage in reverse repurchase agreements to a greater extent than under the current policy.


PROPOSAL 6.3: SENIOR SECURITIES


     The current policy of each Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness), except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. The issuance of separate classes or series of shares are not deemed to involve the issuance of senior securities under current policies of the Commission or its staff. Accordingly, management of the Trust believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act.


PROPOSAL 6.4: CONCENTRATION


     Each current policy in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry, except for U.S. Government securities and securities of Underlying Funds. In the case of each Fund, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management of the Trust believes that it is not necessary to include such matters in the fundamental policy of a Fund. In addition, the current concentration policy of each Fund would be clarified to indicate that each Fund may invest more than 25% of its assets in an Underlying Fund and may invest in an Underlying Fund which concentrates in a particular industry.


PROPOSALS 6.5 THROUGH 6.8: OTHER POLICIES


     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 6.5), investment in real estate (Proposal 6.6), purchase of physical commodities (Proposal 6.7) and lending (Proposal 6.8) is not materially different from the current comparable policy of each Fund except that these policies have been reworded or clarified.

REQUIRED VOTE


     Approval of the proposed fundamental policies with respect to either Fund requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of that Fund. If the shareholders of either Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect for that Fund. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of this Proposal 6.


                     PROPOSAL 7: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


     The Board of Trustees of the Trust, including a majority of the Non-interested Trustees, has selected Price Waterhouse LLP to act as independent accountants for each of the Funds for each Fund's current fiscal year. Price Waterhouse LLP are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Price Waterhouse LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.


REQUIRED VOTE


     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Trustees of the Trust recommend that the shareholders of the Funds vote in favor of this Proposal 7.


                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.


     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact an AARP mutual fund representative at 1-800-253-2277. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.


PROPOSALS OF SHAREHOLDERS


     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110 within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE
                  IS REQUIRED IF MAILED IN THE UNITED STATES.


By order of the Board of Trustees,

/s/  KATHRYN L. QUIRK
Kathryn L. Quirk
Secretary

                                                                       EXHIBIT A



                                [NAME OF TRUST]


                            TWO INTERNATIONAL PLACE


                          BOSTON, MASSACHUSETTS 02110


                                                                           , 199
Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of
beneficial interest, par value $          per share, (the "Shares") into
separate series, or funds (each a "Fund" and, collectively, the "Funds"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Funds, has selected you to act as the sole investment manager of the Funds and for each series that may subsequently be authorized by the Trustees (unless otherwise provided at the time and subject to such conditions and amendments to this Agreement as shall be mutually agreed upon), and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Funds agrees with you as follows:

     1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Funds in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to each Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

          (a) The Declaration dated                  , 19  , as amended to date.

          (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

          (c) Resolutions of the Trustees of the Trust and the shareholders of the Funds selecting you as investment manager and approving the form of this Agreement.

          (d) Establishment and Designation of Series of Shares of Beneficial
     Interest dated                  , 19  relating to the Funds.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

     2. Portfolio Management Services. As manager of the assets of the Funds, you shall provide continuing investment management of the assets of the Funds in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Funds shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Funds in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of a Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Funds and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of each Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Funds and on the performance of your obligations pursuant to this Agreement, \and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

     3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Funds such office space and facilities in the United States as the Funds may require for their reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Funds necessary for operating as open-end investment companies and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Funds' transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities; monitoring the registration of Shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of each Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of a Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     [ ] [AARP U.S. STOCK INDEX FUND ONLY][In rendering the services required under this Agreement, you may, subject to the legally required approval of the Trust, its shareholders and Trustees, cause such services to be provided by a registered investment adviser or bank (together with Bankers Trust Company, the "Subadvisor") exempt from the registration requirements under the Investment Advisers Act of 1940, as amended, (the "Advisers Act") and receive other assistance from such Subadvisor pursuant to an agreement or agreements and may contract with such other parties as you deem appropriate to obtain information, advice and management services and other assistance, provided that such services shall not be deemed to render such party a registered investment adviser, but any fees, compensation or expenses to be paid to any such party shall be paid by you, and no obligation shall be incurred on the Trust's behalf in any respect.

     [ ] [AARP U.S. STOCK INDEX FUND ONLY][You hereby acknowledge that the employment of a Subadvisor or other service providers hereunder shall not relieve you of any of your obligations under this Agreement, including your obligations under section 7 of this Agreement. Further, you acknowledge that for purposes of this Agreement, the acts of such Subadvisor or other service provider shall be deemed to be acts of you, the Manager.

     4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including each Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Funds, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

     You shall not be required to pay any expenses of a Fund other than those specifically allocated to you in this section 4 [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY] [and under the terms of the Special Servicing Agreement
dated                  , 1997 ("Special Servicing Agreement") among you, the
Trust, AARP Financial Services Company, Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc. and the various funds in which the Portfolios may invest (the "Underlying Funds")]. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of a Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of each Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY][Except as provided in the Special Servicing Agreement,] you shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of a Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses, or (iii) such expenses are required to be borne by Scudder pursuant to section 4 of the
Investment Company Services Agreement, dated as of             , among American
Association of Retired Persons, AARP/Scudder Financial Management Company, and us. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

     5. Management Fee. [AARP MANAGED INVESTMENT PORTFOLIOS TRUST ONLY] [As you expect to receive additional compensation under the investment management agreements currently between you and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investments in the Underlying Funds by the Portfolios, you shall not be paid a fee for services described in sections 2 and 3 hereof.]

     [FOR ALL TRUSTS EXCEPT FOR AARP MANAGED INVESTMENT PORTFOLIOS TRUST] For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Trust on behalf of the Funds shall pay you on the last day of each month the unpaid balance of a fee composed of an asset charge in two parts.

     (a) The asset charge for each calendar day of each year shall be equal to the total of 1/365th ( 1/366th in each leap year) of the amount computed in accordance with paragraphs (b) and (c) below. The computation shall be made for each such day on the basis of net assets as of the close of business of the full business day one (1) business day prior to the day for which the computation is being made. In the case of the suspension of the computation of net asset value, the asset charge for each day during such suspension shall be computed as of the close of business on the last full business day on which the net assets were computed. As used herein, "net assets" as of the close of a full business day shall include all transactions in shares of each Fund recorded on the books of each Fund for that day.

     (b) The base fee rate part of the fee shall be based on the average daily net assets of all funds within the AARP Investment Program from Scudder (the "Program"), including any new fund which may be organized in the future. The base fee rate will be the percent of Program net assets as set forth in the following table.

                                 BASE FEE RATE

                              PROGRAM ASSETS                     ANNUAL RATE AT EACH
                                (BILLIONS)                           ASSET LEVEL
            ---------------------------------------------------  -------------------
            First $2                                                     0.35%
            Next $2                                                      0.33
            Next $2                                                      0.30
            Next $2                                                      0.28
            Next $3                                                      0.26
            Next $3                                                      0.25
            Over $14                                                     0.24

     The portion of the base fee rate which each Fund shall bear will be the same percentage of the base fee rate as its net assets are to the total net assets of all the Program funds.

     (c) The fund fee rate part of the fee shall be [0.10 percent per annum of net assets of AARP High Quality Money Fund, of AARP Cash Investment Funds; 0.12 percent per annum of net assets of AARP GNMA and U.S. Treasury Fund, 0.19 percent per annum of net assets of AARP High Quality Bond Fund, 0.28 percent per annum of net assets of AARP Bond Fund for Income, of AARP Income Trust; 0.10 percent per annum of net assets of AARP High Quality Tax Free Money Fund and
0.19 percent per annum of net assets of AARP Insured Tax Free General Bond Fund, of AARP Tax Free Income Trust; and, 0.19 percent per annum of net assets of AARP Balanced Stock and Bond Fund, 0.19 percent per annum of net assets of AARP Growth and Income Fund, 0.55 percent per annum of net assets of AARP Global Growth Fund, 0.32 percent per annum of net assets of AARP Capital Growth Fund,
0.60 percent per annum of the net assets of AARP International Stock Fund, 0.55 percent per annum of the net assets of AARP Small Company Stock Fund, and 0.00 percent per annum of the net assets of AARP U.S. Stock Index Fund, of AARP Growth Trust.]

     The value of net assets of the Trust or any Fund shall be determined pursuant to the applicable provisions of the Declaration, By-Laws and Registration Statement of the Trust. If, pursuant to such provisions, the determination of net asset value for any Fund is suspended for any particular business day, then for the purposes of this paragraph 5, the value of the net assets of that series of the Trust as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the portfolio of that Fund may lawfully be determined, on that day. If the determination of the net asset value of the shares of any Fund of the Trust has been suspended pursuant to the Declaration, By-Laws or Registration Statement of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Trust as last determined (whether during or prior to such month). If a Fund determines the net asset value of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.


     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of a Fund's expenses, as if such waiver or limitation were fully set forth herein.


     6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for each Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of a Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Trust and each Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust or a Fund. Whenever a Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. Each Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, a Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by a Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

     8. Duration and Termination of This Agreement. This Agreement shall remain in force until August 31, 1998, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or, with respect to each Fund, by the vote of a majority of the outstanding voting securities of such Fund of the Trust. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

     9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     10. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name "AARP
Trust" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of any Fund of the Trust, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of any Fund of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement shall be limited in all cases to the applicable Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Funds.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                          Yours very truly,
                                          [NAME OF TRUST], on behalf of
                                          [Name(s) of AARP Fund(s)]

                                          By:

                                            ------------------------------------
                                            President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:

                                            ------------------------------------
                                            Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.


           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
MONEY MARKET
  Scudder U.S. Treasury      Safety, liquidity, and stability of capital       0.500% of             $  398,597,054
    Money Fund               and, consistent therewith, current income.        net assets+
  Scudder Cash Investment    Stability of capital while maintaining            0.500% to             $1,430,623,516
    Trust                    liquidity of capital and providing current        $250 million
                             income from money market securities.              0.450% next
                                                                               $250 million
                                                                               0.400% next
                                                                               $500 million
                                                                               0.350%
                                                                               thereafter+
  Scudder Money Market       High level of current income consistent with      0.250% of             $  384,509,425**
    Series                   preservation of capital and liquidity by          net assets
                             investing in a broad range of short-term money
                             market instruments.
  Scudder Government Money   High level of current income consistent with      0.250% of             $   36,794,563**
    Market Series            preservation of capital and liquidity by          net assets
                             investing exclusively in obligations issued or
                             guaranteed by the U.S. Government or its
                             agencies or instrumentalities and in certain
                             repurchase agreements.
TAX FREE MONEY MARKET
  Scudder Tax Free Money     Income exempt from regular federal income taxes   0.500% to             $  220,245,241
    Fund                     and stability of principal through investments    $500 million
                             in municipal securities.                          0.480%
                                                                               thereafter+
  Scudder Tax Free Money     High level of current income, consistent with     0.250% of             $   79,695,218**
    Market Series            preservation of capital and liquidity, exempt     net assets
                             from federal income tax by investing primarily
                             in high quality municipal obligations.
  Scudder California Tax     Stability of capital and the maintenance of a     0.500% of             $   68,695,680
    Free Money Fund          constant net asset value of $1.00 per share       net assets+
                             while providing California tax payers income
                             exempt from both California state personal and
                             regular federal income tax through investment
                             in high quality, short-term tax-exempt
                             California municipal securities.
  Scudder New York Tax       Stability of capital and income exempt from New   0.500% of             $   59,538,652
    Free Money Fund          York state and New York City personal income      net assets+
                             taxes and regular federal income tax through
                             investment in high quality, short-term
                             municipal securities in New York.
TAX FREE
  Scudder Limited Term Tax   High level of income exempt from regular          0.600% of             $  123,660,431
    Free Fund                federal income tax consistent with a high         net assets+
                             degree of principal stability.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  Scudder Medium Term Tax    High level of income exempt from regular          0.600% to             $  650,504,081
    Free Fund                federal income tax and limited principal          $500 million
                             fluctuation through investment primarily in       0.500% thereafter
                             high grade intermediate term municipal
                             securities.
  Scudder Managed            Income exempt from regular federal income tax     0.550% to             $  737,422,861
    Municipal Bonds          primarily through investments in high-grade       $200 million
                             long-term municipal securities.                   0.500% next
                                                                               $500 million
                                                                               0.475% thereafter
  Scudder High Yield Tax     High level of income, exempt from regular         0.650% to             $  293,101,021
    Free Fund                federal income tax, from an actively managed      $300 million
                             portfolio consisting primarily of investment      0.600% thereafter
                             grade municipal securities.
  Scudder California Tax     Income exempt from both California state          0.625% to             $  288,576,041
    Free Fund                personal income tax and regular federal income    $200 million
                             tax primarily through investment grade            0.600% thereafter
                             municipal securities.
  Scudder Massachusetts      A high level of income exempt from both           0.600% of             $   65,505,088
    Limited Term Tax Free    Massachusetts personal income tax and regular     net assets+
    Fund                     federal income tax as is consistent with a high
                             degree of price stability.
  Scudder Massachusetts      A high level of income exempt from both           0.600% of             $  329,842,169
    Tax Free Fund            Massachusetts personal income tax and regular     net assets
                             federal income tax through investment primarily
                             in long-term investment-grade municipal
                             securities in Massachusetts.
  Scudder New York Tax       Income exempt from New York state and New York    0.625% to             $  180,647,157
    Free Fund                City personal income taxes and regular federal    $200 million
                             income tax through investment primarily in        0.600% thereafter
                             long-term investment-grade municipal securities
                             in New York.
  Scudder Ohio Tax Free      Income exempt from Ohio personal income tax and   0.600% of             $   84,109,009
    Fund                     regular federal income tax through investment     net assets+
                             primarily in investment-grade municipal
                             securities in Ohio.
  Scudder Pennsylvania Tax   Income exempt from Pennsylvania personal income   0.600% of             $   74,177,997
    Free Fund                tax and regular federal income tax through        net assets+
                             investment primarily in investment-grade
                             municipal securities in Pennsylvania.
U.S. INCOME
  Scudder Short Term Bond    High level of income consistent with a high       0.600% to             $1,468,170,885
    Fund                     degree of principal stability through             $500 million
                             investments primarily in high quality             0.500% next
                             short-term bonds.                                 $500 million
                                                                               0.450% next
                                                                               $500 million
                                                                               0.400% next
                                                                               $500 million
                                                                               0.375% next
                                                                               $1 billion
                                                                               0.350% thereafter
  Scudder Zero Coupon 2000   High investment returns over a selected period    0.600% of             $   25,440,414
    Fund                     as is consistent with investment in U.S.          net assets+
                             Government securities and the minimization of
                             reinvestment risk.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  Scudder GNMA Fund          High current income and safety of principal       0.650% to             $  383,008,164
                             primarily from investment in U.S. Government      $200 million
                             guaranteed mortgage-backed GNMA securities.       0.600% next
                                                                               $300 million
                                                                               0.550% thereafter
  Scudder Income Fund        A high level of income, consistent with the       0.650% to             $  578,519,502
                             prudent investment of capital, through a          $200 million
                             flexible investment program emphasizing           0.600% next
                             high-grade bonds.                                 $300 million
                                                                               0.550% thereafter
  Scudder High Yield Bond    A high level of current income and capital        0.700% of             $   73,523,094
    Fund                     appreciation through investment primarily in      net assets
                             below investment-grade domestic debt
                             securities.
GLOBAL INCOME
  Scudder Global Bond Fund   Total return with an emphasis on current income   0.750% to             $  217,403,907
                             by investing primarily in high-grade bonds        $1 billion
                             denominated in foreign currencies and the U.S.    0.700%
                             dollar.                                           thereafter+
  Scudder International      Income primarily by investing in high-grade       0.850% to             $  235,993,183
    Bond Fund                international bonds and protection and possible   $1 billion
                             enhancement of principal value by actively        0.800% thereafter
                             managing currency, bond market and maturity
                             exposure and by security selection.
  Scudder Emerging Markets   High current income and, secondarily, long-term   1.000% of             $  304,607,984
    Income Fund              capital appreciation by investing primarily in    net assets
                             high-yielding debt securities issued in
                             emerging markets.
ASSET ALLOCATION
  Scudder Pathway            Current income and, secondarily, long-term        There will be no      $   13,928,759***
    Conservative Portfolio   growth of capital by investing substantially in   fee as the Manager
                             Scudder bond mutual funds, but will have some     will receive a fee
                             exposure to Scudder equity mutual funds.          from the underlying
                                                                               funds.
  Scudder Pathway Balanced   Balance of growth and income by investing in a    There will be no      $  167,721,722***
    Portfolio                mix of Scudder money market, bond and equity      fee as the Manager
                             mutual funds.                                     will receive a fee
                                                                               from the underlying
                                                                               funds.
  Scudder Pathway Growth     Long-term growth of capital by investing          There will be no      $   42,234,535***
    Portfolio                predominantly in Scudder equity mutual funds      fee as the Manager
                             designed to provide long-term growth.             will receive a fee
                                                                               from the underlying
                                                                               funds.
  Scudder Pathway            Maximize total return by investing in a select    There will be no      $    8,983,598***
    International            mix of established international and global       fee as the Manager
    Portfolio                Scudder Funds.                                    will receive a fee
                                                                               from the underlying
                                                                               funds.
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
U.S. GROWTH AND INCOME
  Scudder Balanced Fund      A balance of growth and income from a             0.700% of             $  109,541,542
                             diversified portfolio of equity and fixed         net assets+
                             income securities and long-term preservation of
                             capital through a quality oriented investment
                             approach designed to reduce risk.
  Scudder Growth and         Long-term growth of capital, current income and   0.600% to             $4,186,481,205
    Income Fund              growth of income primarily from common stocks,    $500 million
                             preferred stocks and securities convertible       0.550% next
                             into common stocks.                               $500 million
                                                                               0.500% next
                                                                               $500 million
                                                                               0.475% next
                                                                               $500 million
                                                                               0.450% next
                                                                               $1 billion
                                                                               0.425% next
                                                                               $1.5 billion
                                                                               0.405% thereafter
U.S. GROWTH
  Scudder Large Company      Maximize long-term capital appreciation through   0.750% to             $1,651,459,797
    Value Fund (formerly     a value driven investment program emphasizing     $500 million
    Scudder Capital Growth   common stocks and preferred stocks.               0.650% next
    Fund)                                                                      $500 million
                                                                               0.600% next
                                                                               $500 million
                                                                               0.550% thereafter
  Scudder Value Fund         Long-term growth of capital through investment    0.700% of             $   88,874,292
                             in undervalued equity securities.                 net assets
  Scudder Small Company      Long-term growth of capital by investing          0.750% of             $   41,187,186
    Value Fund               primarily in undervalued equity securities of     net assets+
                             small U.S. companies.
  Scudder Micro Cap Fund     Long-term growth of capital by investing          0.750% of             $   72,048,339***
                             primarily in a diversified portfolio of U.S.      net assets+
                             micro-cap common stocks.
  Scudder Classic Growth     Long-term growth of capital while keeping the     0.700% of             $   33,867,066
    Fund                     value of its shares more stable than other        net assets+
                             growth mutual funds.
  Scudder Large Company      Long-term growth of capital through investment    0.700% of             $  221,253,633
    Growth Fund (formerly    primarily in the equity securities of seasoned,   net assets
    Scudder Quality Growth   financially strong U.S. growth companies.
    Fund)
  Scudder Development Fund   Long-term growth of capital by investing          1.000% to             $  861,564,138
                             primarily in equity securities of emerging        $500 million
                             growth companies.                                 0.950% next
                                                                               $500 million
                                                                               0.900% thereafter
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  Scudder 21st Century       Long-term growth of capital by investing          1.000% of             $   20,942,531***
    Growth Fund              primarily in the securities of emerging growth    net assets+
                             companies poised to be leaders in the 21st
                             century.
GLOBAL GROWTH
  Scudder Global Fund        Long-term growth of capital through investment    1.000% to             $1,604,465,769
                             in a diversified portfolio of marketable          $500 million
                             foreign and domestic securities, primarily        0.950% next
                             equity securities.                                $500 million
                                                                               0.900% thereafter
  Institutional              Long-term growth of capital primarily through a   0.900% of             $   17,897,508
    International Equity     diversified portfolio of marketable foreign       net assets+
    Portfolio                equity securities.
  Scudder International      Long-term growth of capital and current income    1.000% of             $   25,631,898***
    Growth and Income Fund   primarily from foreign equity securities          net assets+
  Scudder International      Long-term growth of capital primarily through a   0.900% to             $2,583,030,686
    Fund                     diversified portfolio of marketable foreign       $500 million
                             equity securities.                                0.850% next
                                                                               $500 million
                                                                               0.800% next
                                                                               $1 billion
                                                                               0.750% next
                                                                               $1 billion
                                                                               0.700% thereafter
  Scudder Global Discovery   Above-average capital appreciation over the       1.100% of             $  350,829,980
    Fund                     long- term by investing primarily in the equity   net assets
                             securities of small companies located
                             throughout the world.
  Scudder Emerging Markets   Long-term growth of capital primarily through     1.25% of              $   75,793,693
    Growth Fund              equity investments in emerging markets around     net assets+
                             the globe.
  Scudder Gold Fund          Maximum return consistent with investing in a     1.000% of             $  163,932,814
                             portfolio of gold-related equity securities and   net assets
                             gold.
  Scudder Greater Europe     Long-term growth of capital through investment    1.000% of             $  120,300,058
    Growth Fund              primarily in the equity securities of European    net assets
                             companies.
  Scudder Pacific            Long-term growth of capital primarily through     1.100% of             $  329,391,540
    Opportunities Fund       investment in the equity securities of Pacific    net assets
                             Basin companies, excluding Japan.
  Scudder Latin America      Long-term capital appreciation through            Effective 9/11/97:    $  621,914,690
    Fund                     investment primarily in the securities of Latin   1.250% to
                             American issuers.                                 $1 billion
                                                                               1.150% thereafter
  The Japan Fund, Inc.       Long-term capital appreciation through            0.850% to             $  385,963,962
                             investment primarily in equity securities of      $100 million
                             Japanese companies.                               0.750% next
                                                                               $200 million
                                                                               0.700% next
                                                                               $300 million
                                                                               0.650% thereafter
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
CLOSED-END FUNDS
  The Argentina Fund, Inc.   Long-term capital appreciation through            Adviser:              $  117,596,046
                             investment primarily in equity securities of      Effective 11/1/97:
                             Argentine issuers.                                1.100% of
                                                                               net assets
                                                                               Sub-Adviser:
                                                                               Paid by Adviser.
                                                                               0.160% of
                                                                               net assets
  The Brazil Fund, Inc.      Long-term capital appreciation through            1.200% to             $  417,981,869
                             investment primarily in equity securities of      $150 million
                             Brazilian issuers.                                1.050% next
                                                                               $150 million
                                                                               1.000% thereafter
                                                                               Effective 10/29/97:
                                                                               1.200% to
                                                                               $150 million
                                                                               1.050% next
                                                                               $150 million
                                                                               1.000% next
                                                                               $200 million
                                                                               0.900% thereafter
                                                                               Administrator:
                                                                               Receives an annual
                                                                               fee of $50,000
  The Korea Fund, Inc.       Long-term capital appreciation through            Adviser:              $  661,690,073
                             investment primarily in equity securities of      1.150% to
                             Korean companies.                                 $50 million
                                                                               1.100% next
                                                                               $50 million
                                                                               1.000% next
                                                                               $250 million
                                                                               0.950% next
                                                                               $400 million
                                                                               0.900% thereafter
                                                                               Sub-Adviser -
                                                                               Daewoo:
                                                                               Paid by Adviser.
                                                                               0.2875% to
                                                                               $50 million
                                                                               0.275% next
                                                                               $50 million
                                                                               0.250% next
                                                                               $250 million
                                                                               0.2375% next
                                                                               $400 million
                                                                               0.225% thereafter
  The Latin America Dollar   High level of current income and, secondarily,    1.200% of             $   94,748,606
    Income Fund, Inc.        capital appreciation through investment           net assets
                             principally in dollar-denominated Latin
                             American debt instruments.
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  Montgomery Street Income   High level of current income consistent with      0.500% to             $  198,465,822
    Securities, Inc.         prudent investment risks through a diversified    $150 million
                             portfolio primarily of debt securities.           0.450% next
                                                                               $50 million
                                                                               0.400% thereafter
  Scudder New Asia Fund,     Long-term capital appreciation through            1.250% to             $  133,363,686
    Inc.                     investment primarily in equity securities of      $75 million
                             Asian companies.                                  1.150% next
                                                                               $125 million
                                                                               1.100% thereafter
  Scudder New Europe Fund,   Long-term capital appreciation through            1.250% to             $  266,418,730
    Inc.                     investment primarily in equity securities of      $75 million
                             companies traded on smaller or emerging           1.150% next
                             European markets and companies that are viewed    $125 million
                             as likely to benefit from changes and             1.100% thereafter
                             developments throughout Europe.
  Scudder Spain and          Long-term capital appreciation through            Adviser:              $   75,127,194
    Portugal Fund, Inc.      investment primarily in equity securities of      1.000% of
                             Spanish & Portuguese issuers.                     net assets
                                                                               Administrator:
                                                                               0.200% of
                                                                               net assets
  Scudder World Income       High income and, consistent therewith, capital    1.200% of             $   54,488,637
    Opportunities Fund,      appreciation.                                     net assets
    Inc.
INSURANCE PRODUCTS
  Balanced Portfolio         Balance of growth and income consistent with      0.475% of             $   88,342,837
                             long-term preservation of capital through a       net assets
                             diversified portfolio of equity and fixed
                             income securities.
  Bond Portfolio             High level of income consistent with a high       0.475% of             $   65,769,421
                             quality portfolio of debt securities.             net assets
  Capital Growth Portfolio   Long-term capital growth from a portfolio         0.475% to             $  440,481,308
                             consisting primarily of equity securities.        $500 million
                                                                               0.450% thereafter
  Global Discovery           Above-average capital appreciation over the       0.975% of             $   16,757,264
    Portfolio                long- term by investing primarily in the equity   net assets+
                             securities of small companies located
                             throughout the world.
  Growth and Income          Long-term growth of capital, current income and   0.475% of             $   91,091,547
    Portfolio                growth of income.                                 net assets
  International Portfolio    Long-term growth of capital primarily through     0.875% to             $  726,038,527
                             diversified holdings of marketable foreign        $500 million
                             equity investments.                               0.775% thereafter
  Money Market Portfolio     Stability of capital and current income from a    0.370% of             $   97,785,626
                             portfolio of money market instruments.            net assets
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
AARP FUNDS
  AARP High Quality Money    Current income and liquidity, consistent with     0.350% to             $  412,126,193
    Fund                     maintaining stability and safety of principal,    $2 billion
                             through investment in high quality securities.    0.330% next
                                                                               $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.100% of
                                                                               net assets
  AARP Balanced Stock and    Long-term growth of capital and income,           0.350% to             $  403,179,939
    Bond Fund                consistent with a stable share price, through     $2 billion
                             investment in a combination of stocks, bonds      0.330% next
                             and cash reserves.                                $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.190% of
                                                                               net assets
  AARP Capital Growth Fund   Long-term capital growth, consistent with a       0.350% to             $  826,136,713
                             share price more stable than other capital        $2 billion
                             growth funds, through investment primarily in     0.330% next
                             common stocks and securities convertible into     $2 billion
                             common stocks.                                    0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.320% of
                                                                               net assets
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  AARP Global Growth Fund    Long-term growth of capital, consistent with a    0.350% to             $   77,651,978
                             share price more stable than other global         $2 billion
                             equity funds, through investment primarily in a   0.330% next
                             diversified portfolio of equity securities of     $2 billion
                             corporations worldwide.                           0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240%
                                                                               thereafter+
                                                                               INDIVIDUAL FUND FEE
                                                                               0.550% of
                                                                               net assets
  AARP Growth and Income     Long-term growth of capital and income,           0.350% to             $4,218,983,398
    Fund                     consistent with a stable share price, through     $2 billion
                             investment primarily in common stocks and         0.330% next
                             securities convertible into common stocks.        $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.190% of
                                                                               net assets
  AARP International Stock   Long-term growth of capital, consistent with a    0.350% to             $   12,699,109***
    Fund                     share price more stable than other                $2 billion
                             international equity funds, through investment    0.330% next
                             primarily in a diversified portfolio of foreign   $2 billion
                             equity securities.                                0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240%
                                                                               thereafter+
                                                                               INDIVIDUAL FUND FEE
                                                                               0.600% of
                                                                               net assets
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  AARP Small Company Stock   Long-term growth of capital, consistent with a    0.350% to             $   25,425,137***
    Fund                     share price more stable than other small          $2 billion
                             company stock funds, through investment           0.330% next
                             primarily in stocks of small U.S. companies.      $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240%
                                                                               thereafter+
                                                                               INDIVIDUAL FUND FEE
                                                                               0.550% of
                                                                               net assets
  AARP U.S. Stock Index      Long-term capital growth and income, consistent   0.350% to             $   23,917,674***
    Fund                     with greater share price stability than a S&P     $2 billion
                             500 index fund, by taking an indexing approach    0.330% next
                             to investing in common stocks, emphasizing        $2 billion
                             higher dividend stocks while maintaining          0.300% next
                             investment characteristics otherwise similar to   $2 billion
                             the S&P 500 index.                                0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240%
                                                                               thereafter+
                                                                               INDIVIDUAL FUND FEE
                                                                               0.000% of
                                                                               net assets
  AARP Bond Fund for         High level of current income, consistent with     0.350% to             $   34,951,973***
    Income                   greater share price stability than a long term    $2 billion
                             bond, through investment primarily in             0.330% next
                             investment-grade debt securities.                 $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240%
                                                                               thereafter+
                                                                               INDIVIDUAL FUND FEE
                                                                               0.280% of
                                                                               net assets
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.
  + Subject to waivers and/or expense limitations.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  AARP GNMA and U.S.         High level of current income, consistent with     0.350% to             $4,904,439,844
    Treasury Fund            greater share price stability than a long-term    $2 billion
                             bond, through investment principally in U.S.      0.330% next
                             Government-guaranteed GNMA securities and U.S.    $2 billion
                             Treasury obligations.                             0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.120% of
                                                                               net assets
  AARP High Quality Bond     High level of income, consistent with greater     0.350% to             $  511,905,166
    Fund                     share price stability than a long-term bond,      $2 billion
                             through investment primarily in a portfolio of    0.330% next
                             high quality securities                           $2 billion
                                                                               0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.190% of
                                                                               net assets
  AARP Diversified Growth    Long-term growth of capital through investment    There will be no      $   36,411,938***
    Portfolio                primarily in AARP stock mutual funds.             fee as the manager
                                                                               will receive a fee
                                                                               from the underlying
                                                                               funds.
  AARP Diversified Income    Current income with modest long-term              There will be no      $   34,230,023***
    Portfolio                appreciation through investment primarily in      fee as the manager
                             AARP bond mutual funds.                           will receive a fee
                                                                               from the underlying
                                                                               funds.
---------------
  * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Assets as of 6/30/97.

           FUND                                 OBJECTIVE                           FEE RATE            ASSETS*
--------------------------   -----------------------------------------------   -------------------   --------------
  AARP High Quality Tax      Current income free from federal income taxes     0.350% to             $  111,264,728
    Free Money Fund          and liquidity, consistent with maintaining        $2 billion
                             stability and safety of principal, through        0.330% next
                             investment in high-quality municipal              $2 billion
                             securities.                                       0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.100% of
                                                                               net assets
  AARP Insured Tax Free      High level of income free from federal income     0.350% to             $1,755,412,222
    General Bond Fund        taxes, consistent with greater share price        $2 billion
                             stability than a long-term municipal bond,        0.330% next
                             through investment primarily in municipal         $2 billion
                             securities covered by insurance.                  0.300% next
                                                                               $2 billion
                                                                               0.280% next
                                                                               $2 billion
                                                                               0.260% next
                                                                               $3 billion
                                                                               0.250% next
                                                                               $3 billion
                                                                               0.240% thereafter
                                                                               INDIVIDUAL FUND FEE
                                                                               0.190% of
                                                                               net assets
---------------
 * Assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                       EXHIBIT C


                        SCUDDER KEMPER INVESTMENTS, INC.

                            TWO INTERNATIONAL PLACE

                                BOSTON, MA 02110

                                                                          , 1997

AARP Financial Services Corp.
c/o American Association of Retired Persons
601 E Street, N.W.
Washington, DC 20049

                           MEMBER SERVICES AGREEMENT

Ladies and Gentlemen:

     Reference is made to the Omnibus Agreement, dated as of October 9, 1984, between American Association of Retired Persons ("AARP") and us; the Partnership Agreement, dated as of October 9, 1984, between you and us; and the Investment Company Service Agreement (the "ICS Agreement"), dated as of October 9, 1984, among AARP, AARP/Scudder Financial Management Company (the "Partnership") and us. Capitalized terms used herein without definition shall have the meanings assigned thereto in the ICS Agreement.

     This Agreement constitutes the agreement required to be entered into by you and us pursuant to Section 5 of the ICS Agreement and referred to as the "Member Services Agreement" therein.

     We hereby agree with you as follows:

          1. You agree to provide us with such advice and services relating to investment by members of AARP in the AARP Managed Investment Portfolios Trust established as a Massachusetts business trust to engage in the business of an investment management company (the "Fund"), and any separate portfolios of the Fund, created from time to time by action of the Trustees (each a "Portfolio" and, collectively, the "Portfolios"), as we shall from time to time reasonably request, including advice and services as to product design of the Fund and Portfolios, the development of new products and services for the Fund and Portfolios and such other information as will assist us in tailoring the Fund and Portfolios best to meet the investment objectives and needs of the AARP membership, based upon your analysis thereof. You agree to contribute or cause to be contributed certain resources to the Fund and Portfolios to assist in the organization and operation of the Fund and Portfolios, including "seed money" for the Fund and assistance in monitoring our activities and the services provided by Scudder and other agents of the Fund and Portfolios. You agree to make available certain of your directors, officers and staff to assist in the operation of the Fund and Portfolios, and, subject to their individual consent, to serve as directors and officers of the Fund. You also agree to facilitate communications with and the provision of services to the AARP membership by analyzing the needs of AARP members and recommending the appropriate services and methods of communication for the purpose of disseminating information and providing services relating to the Account and the Services. For this purpose, you will arrange that there be made available to us, in accordance with AARP's policies and practices, membership lists of AARP and of AARP's publications and access to advertising space in AARP publications. Further, AARP and we have agreed to grant to the Partnership the right and license to do business under the name "AARP/Scudder Financial Management Company," and each of AARP and we have agreed to grant to the Fund a license to use certain of our respective service marks.

          2. As you expect to receive additional compensation under the Member Services Agreement currently between you and the Underlying Funds, you shall not be paid a fee for services described in Section 1 hereof.

          3. Nothing herein shall be construed as constituting you as an agent of us or of the Fund.

          4. This Agreement shall become effective as of the date hereof and shall remain in effect, with respect to each Portfolio of the Fund, until August 31, 1998 and shall continue in effect thereafter with respect to each Portfolio so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Trustees of the Fund who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Trustees of the Fund or, with respect to each Portfolio of the Fund, the holders of a majority of the outstanding voting securities of such Portfolio. In the event that the Trustees or security holders of fewer than all of the Portfolios of a Fund, fail to approve this Agreement in the manner described in the preceding sentence, this Agreement shall remain in effect only with respect to such Portfolio as do so approve this Agreement. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by us, or by the Trustees to the Fund or by vote of holders of a majority of the outstanding voting securities of each Portfolio, as to a Fund, or the Portfolio, as to that Portfolio, or by you.

          5. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended as to any Portfolio by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of such Portfolio; and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of the Fund, the Partnership, you or us, cast in person at a meeting called for the purpose of voting on such approval.

          6. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the Investment Company Act of 1940, as amended. As used herein the terms "interested persons," "assignments" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940, as amended.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                          Very truly yours,

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:
                                          --------------------------------------
                                            Managing Director

     The foregoing Agreement is hereby accepted as of the date first written above.

                                          AARP FINANCIAL SERVICES CORP.

                                          By:
                                          --------------------------------------
                                            Title:

                                          Accepted:

                                          AARP MANAGED INVESTMENT
                                          PORTFOLIOS TRUST

                                          By:
                                          --------------------------------------
                                            Title: President

                                                                       EXHIBIT D


                           PROPOSED AMENDMENTS TO THE


                              DECLARATION OF TRUST



     Following are proposed amendments to the Trust's Declaration of Trust, as described in the proxy statement. Additions are shown in BOLD TYPE and deletions by a [ ].



     Section 2.2.  Investments.


     The Trustees shall have the power:


          (i) TO INVEST, THROUGH A TRANSFER OF CASH, SECURITIES AND OTHER ASSETS OR OTHERWISE, ALL OR A PORTION OF THE TRUST PROPERTY, OR TO SELL ALL OR A PORTION OF THE TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ANOTHER INVESTMENT COMPANY THAT IS REGISTERED UNDER THE 1940 ACT.



     Section 5.9.  Voting Powers.



     The [     ] Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any [ ] amendment of this Declaration to the extent and as provided in Section 8.3; [ ] (IV) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or
maintained derivatively or as a class action on behalf of the Trust or [     ]
any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to BRING a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); [ ] AND (V) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the [ ] TRUST as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or[ ] no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration
or the [     ] By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

                                                                       EXHIBIT E


                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES



                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST



                       AARP DIVERSIFIED INCOME PORTFOLIO


                       AARP DIVERSIFIED GROWTH PORTFOLIO


6.1 Each Fund has elected to be classified as a diversified series of an open-end investment company.


In addition, as a matter of fundamental policy, each Fund will not:


6.2 borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.3 issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.4 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;


6.5 concentrate its investments in investment companies, as the term "concentrate" is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time; except that the Fund may concentrate in an underlying fund. However, each underlying fund in which each Portfolio will invest may concentrate its investments in a particular industry;


6.6 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.7 purchase physical commodities or contracts relating to physical commodities; or

6.8 make loans to other persons, except (i) loans of portfolio securities, and
    (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                                                                       EXHIBIT F



                    CURRENT FUNDAMENTAL INVESTMENT POLICIES



                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST



                       AARP DIVERSIFIED INCOME PORTFOLIO


                       AARP DIVERSIFIED GROWTH PORTFOLIO



As a matter of fundamental policy, each of the Funds may not:



(1) borrow money, except for temporary or emergency purposes and not for investment purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;



(2) underwrite any securities issued by other persons, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;



(3) purchase or sell real estate, but this shall not prevent a Fund from investing in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;



(4) purchase or sell physical commodities, or contracts relating to physical commodities;



(5) make loans to other persons, except (i) loans of portfolio securities, and
    (ii) except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;



(6) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trusts, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;



(7) with respect to 75% of each Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies); and



(8) purchase any securities which would cause more than 25% of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents), provided that there is no limitation in respect to investments in the U.S. Government or its agencies or instrumentalities.

PROXY                  AARP DIVERSIFIED GROWTH PORTFOLIO                   PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below


Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Esther Canja, Linda C. Coughlin, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George
L. Maddox, Jr., Robert J. Myers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

                           (continued on other side)

4. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


5. To approve certain amendments to the Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


6. To approve changes to certain of the fundamental investment policies and restrictions.


       6.1 diversification;     6.3 senior               6.5 underwriting of               6.7 commodities;
       6.2 borrowing;           securities;              securities;                       6.8 lending.
                                6.4 concentration;       6.6 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

7. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)


                            Dated     ---------------------------------- , 1997


 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                  AARP DIVERSIFIED INCOME PORTFOLIO                   PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 22, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund, Scudder or AARP, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. To approve the new Member Services Agreement between AARP Financial Services Corporation and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below


Nominees: Carole Lewis Anderson, Adelaide Attard, Robert N. Butler, M.D., Esther Canja, Linda C. Coughlin, Edgar R. Fiedler, Lt. Gen. Eugene P. Forrester, George
L. Maddox, Jr., Robert J. Myers, James H. Schulz, Gordon Shillinglaw, and Jean Gleason Stromberg.


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

                           (continued on other side)

4. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


5. To approve certain amendments to the Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


6. To approve changes to certain of the fundamental investment policies and restrictions.


       6.1 diversification;     6.3 senior               6.5 underwriting of               6.7 commodities;
       6.2 borrowing;           securities;              securities;                       6.8 lending.
                                6.4 concentration;       6.6 investment in real estate;

     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

     ---------------------------------------------------------------------------

7. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)


                            Dated  ---------------------------------------, 1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                                                       EXHIBIT F



                    CURRENT FUNDAMENTAL INVESTMENT POLICIES



                   AARP MANAGED INVESTMENT PORTFOLIOS TRUST:


                       AARP DIVERSIFIED INCOME PORTFOLIO


                       AARP DIVERSIFIED GROWTH PORTFOLIO



     As a matter of fundamental policy, each of the Funds may not:



          (1) borrow money, except for temporary or emergency purposes and not for investment purposes or except in connection with reverse repurchase agreements; provided that a Fund maintains asset coverage of 300% for all borrowings;



          (2) underwrite any securities issued by other persons, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;



          (3) purchase or sell real estate, but this shall not prevent a Fund from investing in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;



          (4) purchase or sell physical commodities, or contracts relating to physical commodities;



          (5) make loans to other persons, except (i) loans of portfolio securities, and (ii) except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;



          (6) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trusts, provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;



          (7) with respect to 75% of each Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies); and



          (8) purchase any securities which would cause more than 25% of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry (for this purpose, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents), provided that there is no limitation in respect to investments in the U.S.

     Government or its agencies or instrumentalities.

                                       F-1